Exhibit 99.2

PHH Corporation PHH Corporation Second Quarter 2009 Earnings Conference Call August 4, 2009

Forward Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to known and unknown risks, unce rtainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “potential,” “may increase,” “may result,” “will result,” “may fluctuate,” “run rate,” “outlook,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Certain factors that could cause actual results, performance or achievements to differ materially from those expressed in such forward-looking statements are described under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. Investors are cautioned not to place undue reliance on any forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws and applicable stock exchange listing standards and unless otherwise required by applicable law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ended June 30, 2009 (unaudited). Non-GAAP Financial Measures This presentation, in slides nos.15 and 18, contains certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), including “Non-GAAP Operating Profit” for each of our Mortgage Production, Mortgage Servicing and Fleet Management Services segments. As “Non-GAAP Operating Profit” is an incomplete measures of the Company’s financial performance and involve differences from segment profit (loss) and Income (loss) before income taxes computed in accordance with GAAP, these non-GAAP financial measures should be considered as supplementary to, and not as a substitute for, segment profit (loss) or Income (loss) before income taxes computed in accordance with GAAP as a measure of the Company’s financial performance. The Company believes that this non-GAAP financial measure is useful to investors because it provides a means by which investors can evaluate the Company’s underlying core operating performance, exclusive of certain items that investors may consider to be non-core in nature. The Company also believes that any meaningful analysis of the Company’s financial performance by investors requires an understanding of the factors that drive the Company’s underlying core operating performance as distinguished from the factors that are included in computing segment profit (loss) and Income (loss) before income taxes in accordance with GAAP and that may obscure such core operating performance over time. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure as required by Regulation G are shown in the Appendix attached to this presentation. Important Disclosures

? For the 2nd quarter of 2009, we delivered: ? Consolidated net income of $106M - Compared to $16M for the year earlier period ? Earnings per share of $1.93 ($1.91 on a fully diluted basis) ? For the 1st half of 2009, we delivered: ? Consolidated net income of $108M - Compared to $46M for the year earlier period ? Earnings per share of $1.98 ($1.96 on a fully diluted basis) ? These strong results demonstrate our ongoing focus on: ? Driving process and cost efficiencies ? Delivering high-quality customer service at best-in-class cost ? Executing on our funding plans to support our business development efforts ? Continuing to add new mortgage and fleet clients ? Bringing fleet pricing in line with market rates ? Delivering consistent returns across business cycles Overview of 2nd Quarter and 1st Half 2009 Results

Underlying Market Trends Affecting Results ? Mortgage rates for borrowers remain attractive ? Production margins remain high, driving production profitability ? Refinance volumes have subsided from recent highs as rates have risen ? Servicing profits continue to be impacted by: ? Fair value adjustments related to MSRs ? Unfavorable credit trends, although our default rates continue to remain among the best in the industry ? Recessionary factors reduced new vehicle purchases in the 1st half of 2009 ? Pipeline for client new vehicle orders shows improvement in the 2nd half of 2009, as compared to the 1st half of 2009

Management Actions Driving Results ? Shifting to a more flexible cost structure in the Mortgage business ? Fleet management has made significant progress: ? Reducing the impact of the interest rate basis risk on the underlying portfolio ? Executing new leases at market rates ? Execution of $1B of funding for TALF-eligible vehicle assets combined with additional funding plans for the 2nd half of the year ? Expected to ensure sufficient liquidity to support the projected funding needs of our Fleet segment’s clients ? With success in funding execution and moving lease portfolio to market rates, raising Fleet segment profit guidance to $30-$40M for 2009

Fleet Management Services Segment

8 Fleet Management Services Market Overview ? Market update ? Clients continue to right-size fleets, reflecting the economy ? Pent-up demand expected to positively impact 2nd half of 2009 new vehicle purchases, as compared to the 1st half of 2009 ? Client maintenance spend expected to continue to increase in 2009 ? Industry continues to see lease pricing more reflective of lessor’s debt costs ? Funding for TALF-eligible assets positively received by our fleet clients ? North American Motor Companies ? Emergence from bankruptcy faster than anticipated ? Supplier impact continues to be a concern ? Plants beginning to come back online for 2010 model year ? Discontinued lines predominantly non-fleet (e.g., Saab, Saturn)

Fleet Management Services Segment Q209 Results Summary ? Segment profit of $18M ? $1B issuance of TALF-eligible securities successfully completed in June ? Cost of issuance lower than originally anticipated ? Lease rate changes on new vehicles purchased continue to be priced more closely to the Fleet segment’s funding costs ? Margins expected to improve as expiring leases replaced with repriced units ? Cost reduction targets exceeded — including headcount ? Sales discussions with large prospective clients for full services continue ? Prospect list near 50,000 new vehicles Outlook for full year 2009 Fleet segment profit revised upward to $30-$40M due to expected improvement in lease portfolio margins and more rational funding costs.

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Mortgage Segments

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Mortgage Production Segment Q209 Results Summary ? Strong segment profit of $82M for the quarter and $195M for the 1st half of 2009 driven by: ? Strong volumes ? High margins ? Efficiency programs and cost-cutting efforts ? $11B in production for the quarter and $20B for the 1st half of 2009 were similar to the comparable periods of 2008 ? More profitable first lien mortgage closing volumes up 13% from Q208 ? Total Q209 application volume up 22% over Q208 ? Purchase closing volumes are 35% of total volumes for Q209 ? As purchase volumes increase, we believe we are well-positioned to capture market share

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Mortgage Production Segment Q209 Results Summary ? Pricing margins remain at healthy levels ? Weighted average margins of 157 bps in Q209 and 176 bps in 1st half of 2009 ? 51% and 74% higher than prior year periods, respectively ? Wider margins are expected to continue into Q309 despite subsiding volumes ? Segment profitability expected to continue into the 2nd half of 2009 as cost discipline is maintained ? Flexible cost structure is expected to maintain segment profitability in lower volume scenarios and maximize earnings in higher volume scenarios ? Reduced fixed general and administrative costs by $9M in Q209 and $14M in the 1st half of 2009 - Offset temporarily by increased variable costs due to 4% higher 1st half 2009 retail first mortgage originations, as compared to the 1st half 2008

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Pricing Margin and Volume Weighted-Average Pricing Margin shown above reflects the market price of the loan at the time of interest rate lock commitment relative to our basis including an expected cost of hedging the loan plus any net interest carry to be earned prior to sale as well as any discount points paid by the borrower. Excluded from margin is the base servicing value, borrower paid fees (other than discounts) and the cost of originating the loan. 0 2 4 6 8 10 12 14 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 0 50 100 150 200 250 Loans Closed to be Sold Fee Based Closings Margin on Loans to be Sold Closings ($B) Weighted-Average Pricing Margin (bps)

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Mortgage Production Segment Annualized Potential Profitability Sensitivity The projected results presented in the matrix above are representative of normalized results of operations for the production segment and assume an annualized volume level and an average margin for that annualized volume. Consistent with a normalized result it assumes there is no mark-to-market adjustments for loans held for sale such as scratch and dent, second lien and jumbo loans. Volumes and margins at any point in time or over a shorter time period may vary materially from those annualized assumptions. Other market factors may result in actual production segment results differing materially from the normalized results presented above. We believe the matrix continues to provide an approximation of the segment profitability, on an annualized basis, utilizing the following basic assumptions: (i) break even for the business is $27B in closings assuming margin of 80 bps; (ii) each additional $1B in closing volume would be expected to generate approximately $8-14M in segment profit at 80 bps; and (iii) loans closed to be sold is assumed at roughly 2/3 of total closings and margins in excess of 80 bps can be applied to the volume of loans closed to be sold. Revenues are recognized throughout the origination process from the interest rate commitment date through the date of sale. Comparison of quarterly periods may be distorted relative to the annualized period presented due to the potential effects of revenue recognition timing. The projected results presented above may vary by the greater of $5 million or 20% in either direction due to factors that impact results in ways that may not be predictable. PHH Mortgage Annualized Production Segment Profit Sensitivity Dollars in Millions ($) 80 90 100 125 150 175 200 0 1 6 3 2 3 6 5 7 7 8 1 31 1 81 7 6 1 01 1 26 1 87 2 49 3 11 3 73 1 82 2 53 3 25 3 97 4 69 3 27 4 09 4 91 5 73 4 01 493 585 677 36 40 44 48 Price Margin in Bps Volume in Billion 27 32

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Mortgage Production Segment Non-GAAP Operating Profit * For the quarter ended June 30, 2009 ($ in millions) 0 10 20 30 40 50 60 70 80 90 100 Segment Profit Change in Fair Value of Certain MLHS of $4M $86 * This is a non-GAAP financial measure. For a reconciliation to the most comparable GAAP financial measure, see Appendix attached to this presentation. $82

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Mortgage Production Segment Outlook for 2009 ? Given nearly $20B in 1st half of 2009 closings and favorable margin outlook for Q309, we expect strong full year 2009 production earnings ? Margins remain rational and production continues to favor a more profitable mix of business in Q209 vs. Q208 ? More profitable retail first mortgage originations were 85% of closed volume ? Loans closed to be sold were 82% of total closed volume ? Purchase market showing signs of strength ? New client pipeline remains strong ? Signed one new PLS client in Q209 ? Prospective clients include a potential “top ten” volume customer ? Fannie Mae and MBA are predicting over $2T in industry volumes for 2009 — translates to $35-$40B in originations for PHH for the full year 2009 assuming our current market share

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? Segment profit of $86M for Q209 · Results positively impacted by $175M mark-to-market MSR valuation adjustment ? Actual prepayments resulted in $85M reduction in MSR value ? Approximately $17M in lower earnings on escrow and float balances due to lower short-term interest rates vs. Q208 ? Continued to add to foreclosure and credit reserves ? Portfolio performance remains among the best in the industry, despite an increase in delinquencies ? Portfolio delinquency levels (based on loan count) increased from 3.58% at 3/31/09 to 4.11% at 6/30/09 ? Foreclosure, real estate owned, and bankruptcies (based on loan count) increased from 2.26% at 3/31/09 to 2.62% at 6/30/09 ? Ultimately, our lower delinquencies translate into higher expected future cash flows from our servicing asset relative to our competitors Mortgage Servicing Segment Q209 Results Summary

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Mortgage Servicing Segment Non-GAAP Operating Profit * For the quarter ended June 30, 2009 ($ in millions) -100 -50 0 50 100 Segment Profit Fair Value Adjustments Related to MSRs of $175M Change in Fair Value of Investment Securities of $19M Foreclosure-Related Charges of $13M Reinsurance-Related Charges of $12M $86 * This is a non-GAAP financial measure. For a reconciliation to the most comparable GAAP financial measure, see Appendix attached to this presentation. <$89> <$57> <$45> <$70>

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Superior Servicing Portfolio Performance PHH portfolio compared to MBA Industry Average [1] First Lien 60 or more days delinquent Based on prime mortgages only Source: National Delinquency Survey, Mortgage Bankers Association, May 2009 [1] PHH Servicing Portfolio Performance is consistently better than the MBA Industry Average. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 MBA PHH

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MSR Valuation MSR valued at 114 bps as of 6/30/09, up 17 bps from 3/31/09 · New MSR currently being added is more valuable than current portfolio ? Actual prepayment speeds approximately 55% of modeled prepayment speeds during Q209 · Primary mortgage rates increased from 3/31/09 to 6/30/09 ? MSR value does not include potential revenue opportunities from government sponsored loan modification programs

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Mortgage Servicing Segment Outlook ? Segment results in the second half of 2009 are expected to be benefited by slowing prepayment rates aligned with slower refinance activity, continuing to be offset by: ? Low short-term rates limiting float/escrow earnings opportunity ? Additions to credit reserves ? Delinquencies driving marginally higher segment operating costs ? Expect to continue to create high value, low note rate, MSR

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Financing Overview

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Fleet Funding Update ? Funding needs for the remainder of 2009 should be less than expected ? Issued $1.0B of TALF-eligible securities in June ? TALF eligibility criteria permits Chesapeake to issue up to an additional $2.5B of securities ? Liquidity outlook expected to support the projected funding needs of our Fleet segment clients ? Canadian Secured Credit Facility (CSCF) targeting vehicle and equipment loans and leases ? Bids from bank conduits and private investors appear to be returning in both the U.S. and Canada as the impact of government-sponsored programs take hold ? Significant progress in our plans to execute a Canadian funding solution ? Focusing on diversification of funding sources for flexibility, cost and liquidity

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Mortgage Funding Overview Mortgage Debt Outstanding 1 Capacity 1 Maturity Date RBS Repurchase Facility $709 million $1.5 billion June 24, 2010 Fannie Mae Facilities $623 million $2.9 billion 2 N/A Total $1.3 billion $4.4 billion (1) As of June 30, 2009 (2) Variable-rate uncommitted mortgage repurchase facility. RBS committed facility renewed in Q209 through June 2010. Remaining warehouse facilities sufficient to support expected needs for our Mortgage Production segment for at least the next twelve months.

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Funding Summary ? Committed unsecured credit availability was $252M at 6/30/09 ? Senior Unsecured Credit Ratings currently BB+/Ba2/BB+ ? Total Debt to Tangible Net Worth was 4.8x at 6/30/09 ? 10.0x maximum allowed under our financial covenants ? Approximately $449M pre-tax cushion under our minimum net worth covenant at end of Q209

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Business Opportunities

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Impact of Government Mortgage Programs ? HAMP — federal program to promote loan modifications ? PHH participates in HAMP for GSE loans ? Treasury requires public disclosure and reporting on loan modifications under the HAMP programs beginning August 4th ? PHH Mortgage will receive $1,000 per year and up to $3,000 for each HAMP loan modified provided the borrower stays current for three years ? First $1,000 is earned when the loan modification is completed including the three month trial payment period ? Additional $500 may be paid to the servicer if an at-risk borrower is current at the time of the loan modification ? First modified payments from borrowers were due in July under the three month trial modification period

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2nd Half 2009 Mortgage Business Priorities ? Continued focus on the flexibility of the cost structure to generate consistent profitability across business cycles ? Growth from current client relationships ? Sign new PLS clients ? Pursue loan modification opportunities ? Expand sub-servicing (fee for service) product offerings and marketing

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Mortgage Business Outlook for 2009 ? Periodic MSR mark-to-market valuation adjustments expected to continue due to expected future interest rate volatility ? 2009 strong Mortgage Production segment profits expected to be more than sufficient to offset actual loan prepayments and creditrelated charges in the Mortgage Servicing segment ? Provisioning for credit costs may slow as home prices stabilize and government modification programs are implemented ? Purchase origination volume may increase as home prices stabilize ? Economies of scale/consolidation expected to continue to drive PLS opportunities

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Fleet Management Services Segment Priorities ? Maintain flexibility with industry suppliers ? Continue cost management initiatives ? Continue to focus on credit quality and cash flow ? Increase level of consulting to key clients ? Pursue opportunities for additional outsource services ? Continue investments in technology Outlook for full year 2009 Fleet segment profit revised upward to $30-$40M due to expected improvement in lease portfolio margins and more rational funding costs.

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Taking Advantage of Business Opportunities ? Industries in which we operate have gone through a period of dramatic change ? As a result of the hard work of our team, PHH is looking to the future and exploring ways to grow our businesses ? Thoroughly evaluating the markets in which we operate — the industry dynamics, future trends and customer needs ? To best leverage our competitive advantages ? To elevate the growth trajectory at both Fleet and Mortgage ? To increase our leadership position in both businesses ? To drive “best in class” results ? Will choose and aggressively pursue more opportunities that lead to growing shareholder value

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Conclusion ? Trends and actions underlying strong year-to-date results point to positive results for 2009 ? Strong volumes, high margins and more flexible cost structure drove 1st half segment profit for Mortgage Production of $195M ? With solid progress on funding needs, positive results from repricing efforts, and improving cost efficiencies, Fleet Management 2009 segment profit guidance raised to $30-40M ? We will continue in the 2nd half of 2009 to focus on: ? Capitalize on market trends ? Driving process and cost efficiencies ? Delivering high quality customer service at best-in-class cost ? Executing on our funding plans to support our business development efforts ? Continuing to add new mortgage and fleet clients ? Bringing fleet pricing in line with market rates ? Delivering consistent returns across business cycles

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Appendix

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Second Quarter Segment Results Second Quarter 2008 Fleet Mortgage Mortgage Management Total Total Production Servicing Services Other PHH Corporation PHH Corporation Net fee income $86 $ — $3 8 $ — $124 $108 Fleet lease income — - 3 60 — 360 406 Gain on mortgage loans (1) 151 — - — 1 51 6 0 Mortgage net finance (expense) income (2) (12) — 2 (12) 5 Loan servicing income before reinsurance-related charges — 112 — - 112 118 Realization of expected cash flows from MSRs (2) — (120) — - (120) (76) Other income (expense) 1 — 1 5 (3) 13 19 Net revenues before certain fair value adjustments and reinsurance-related charges 236 (20) 4 13 (1) 6 28 6 40 Change in fair value of Investment securities (3) — (19) — - (19) 1 Change in fair value of certain MLHS (4) (4) — - — (4) (4) Reinsurance-related charges — (12) — - (12) (11) Fair value adjustments related to MSRs (5) — 175 — - 1 75 3 7 Net revenues 232 124 4 13 (1) 768 663 Depreciation on operating leases — - 3 22 — 322 324 Fleet interest expense — - 2 2 (1) 21 38 Other expenses 145 25 5 1 5 226 247 Total expenses before foreclosure-related charges 145 25 3 95 4 569 609 Foreclosure-related charges — 13 — - 13 22 Total expenses 145 38 3 95 4 582 631 Income (loss) before income taxes 87 86 1 8 (5) $1 86 $3 2 Less: income attributable to noncontrolling interest 5 — - - Segment profit (loss) $82 $8 6 $1 8 $ (5) Second Quarter 2009 (In millions, unaudited) Note: See footnote legend included on page 39.

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Year to Date Segment Results Six Months Ended June 30, 2008 Fleet Mortgage Mortgage Management Total Total Production Servicing Services Other PHH Corporation PHH Corporation Net fee income 14$7 $ — $7 5 $ — $222 $205 Fleet lease income — - 7 24 — 724 790 Gain on mortgage loans (1) 349 — - — 3 49 1 74 Mortgage net finance (expense) income (4) (21) — 2 (23) 16 Loan servicing income before reinsurance-related charges — 226 — - 226 237 Realization of expected cash flows from MSRs (2) — (212) — - (212) (136) Other income (expense) (6) 2 — 2 8 (4) 2 6 8 9 Net revenues before certain fair value adjustments and reinsurance-related charges 494 (7) 8 27 (2) 1 ,312 1 ,375 Change in fair value of Investment securities (3) — (21) — - (21) 7 Change in fair value of certain MLHS (4) (14) — - — (14) (46) Reinsurance-related charges — (26) — - (26) (18) Fair value adjustments related to MSRs (5) — 104 — - 1 04 (13) Net revenues 480 50 8 27 (2) 1,355 1,305 Depreciation on operating leases — - 6 47 — 647 646 Fleet interest expense — - 5 4 (3) 51 82 Other expenses 277 48 1 01 6 432 468 Total expenses before foreclosure-related charges 277 48 8 02 3 1,130 1,196 Foreclosure-related charges — 34 — - 34 33 Total expenses 277 82 8 02 3 1,164 1,229 Income (loss) before income taxes 203 (32) 2 5 (5) $1 91 $7 6 Less: income attributable to noncontrolling interest 8 — - - Segment profit (loss) $195 $ (32) $2 5 $ (5) Six Months Ended June 30, 2009 (In millions, unaudited) Note: See footnote legend included on page 39.

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Non-GAAP Financial Measures Reconciliation Second Quarter 2008 Fleet Mortgage Mortgage Management Total Total Production Servicing Services Other PHH Corporation PHH Corporation Income (loss) before income taxes — as reported $87 $8 6 $1 8 $ (5) $1 86 $32 Less: income (loss) attributable to noncontrolling interest 5 — - — 5 (1) Segment profit (loss) 82 8 6 1 8 (5) 1 81 33 Reinsurance-related charges — 12 — - 12 11 Foreclosure-related charges — 13 — - 13 22 Segment profit (loss) before credit-related charges 82 111 1 8 (5) 206 66 Change in fair value of Investment securities(3) — 1 9 — - 1 9 (1) Change in fair value of certain MLHS (4) 4 — - — 4 4 Fair value adjustments related to MSRs (5) — (175) — - (175) (37) Non-GAAP operating profit (loss) $86 $ (45) $1 8 $ (5) $5 4 $32 Second Quarter 2009 (In millions, unaudited) Note: See the footnote legend included on page 39.

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Non-GAAP Financial Measures Reconciliation Six Months Ended June 30, 2008 Fleet Mortgage Mortgage Management Total Total Production Servicing Services Other PHH Corporation PHH Corporation Income (loss) before income taxes — as reported $203 $ (32) $2 5 $ (5) $1 91 $76 Less: income (loss) attributable to noncontrolling interest 8 — - — 8 3 Segment profit (loss) 195 (32) 2 5 (5) 1 83 73 Reinsurance-related charges — 26 — - 26 18 Foreclosure-related charges — 34 — - 34 33 Segment profit (loss) before credit-related charges 195 28 25 (5) 243 124 Change in fair value of Investment securities(3) — 2 1 — - 2 1 (7) Change in fair value of certain MLHS (4) 14 — - — 1 4 46 Fair value adjustments related to MSRs (5) — (104) — - (104) 13 Benefit of adopting fair value accounting pronouncements — - — - — (30) Reverse termination fee, net of merger-related expenses — - — - — (42) Non-GAAP operating profit (loss) $209 $ (55) $2 5 $ (5) $1 74 $104 Six Months Ended June 30, 2009 (In millions, unaudited) Note: See the footnote legend included on page 39.

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Condensed Consolidated Balance Sheet (unaudited, $ in millions) June 30, December 31, 2009 2008 ASSETS Cash and cash equivalents $146 $109 Restricted cash 734 614 Mortgage loans held for sale 1,682 1,006 Net investment in fleet leases 3,858 4,204 Mortgage servicing rights 1,436 1,282 Goodwill and other intangible assets 64 65 Other 1,015 993 Total assets $8,935 $8,273 LIABILITIES AND EQUITY Debt $6,210 $5,764 Deferred income taxes 651 579 Other 683 663 Total liabilities 7,544 7,006 Total PHH Corporation stockholders’ equity 1,386 1,266 Noncontrolling interest 5 1 Total equity 1,391 1,267 Total liabilities and stockholders’ equity $8,935 $8,273 Debt to Tangible Net Worth 4.8:1 5.0:1

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Footnote Legend (1) Gain on mortgage loans other than the change in fair value of certain non-conforming loans and adjustable-rate mortgage loans. In the six months ended June 30, 2008, this amount includes the benefit of adopting fair value accounting pronouncements of $30 million. (2) Represents the reduction in the fair value of MSRs due to prepayments and portfolio decay. Portfolio decay represents the reduction in the value of MSRs from the receipt of monthly payments, the recognition of servicing expense and the impact of delinquencies and foreclosures. During the second quarters of 2009 and 2008, MSRs were reduced by $85 million and $46 million, respectively, due to prepayments and $35 million and $30 million, respectively, due to portfolio decay. During the six months ended June 30, 2009 and 2008, MSRs were reduced by $150 million and $89 million, respectively, due to prepayments and $62 million and $47 million, respectively, due to portfolio decay. (3) Represents the change in fair value of Investment securities based upon the change in expected cash flows from the underlying securities resulting from changes in market conditions impacting prepayment and expected credit loss assumptions. (4) Represents the change in fair value of certain non-conforming loans and adjustable-rate mortgage loans. (5) Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors. In the second quarter of 2008 and the six months ended June 30, 2008, this amount is net of Net derivative loss related to MSRs of $143 million and $117 million, respectively. (6) Other income for the six months ended June 30, 2008 includes the receipt of a $50 million reverse termination fee from Blackstone related to a terminated merger agreement with General Electric Capital Corporation.

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Mortgage Recourse & Reserves (1) Off balance sheet recourse UPB includes the loans serviced by PHH that have been specifically identified with recourse to PHH. In addition to the identified $314M of UPB with recourse obligations, the $37M reserve contemplates additional loans not yet specifically identified as recourse obligations. (2) Realized foreclosure losses include an $11 million settlement with an individual investor for all future repurchase liabilities. Underlying UPB (in $ million) Reserve Balance (in $ million) Performance Loan Servicing Portfolio Off Balance Sheet Recourse (1) 314 37 12.94% 90 days or more delinquent Loans in Foreclosure and Real Estate Owned Loans in Foreclosure 120 22 Real Estate Owned 46 21 Reserve Balances, June 30, 2009 80 Reserve Rollforward Reserve Balances, March 31, 2009 8 8 Realized Foreclosure Losses (2) (24) Increase in Foreclosure Reserves 1 6 Reserve Balances, June 30, 2009 8 0

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? Atrium currently has $275M in restricted cash held in trust to pay claims as of 6/30/09 ? Atrium paid reinsurance claims of $1M in Q209 ? Current reserves established at $108M ? Projections: ? Future premium income of $113M on loans reinsured ? Future paid losses of $218M, all from book years 2004 — 2008 ? Cash and future premiums currently expected to be more than adequate to cover expected losses ? Loss projections are based on a variety of assumptions, including the characteristics of the current reinsured portfolio, historical loss experiences (loss curves) based on industry data, projected home price declines, projected unemployment rates, projected prepayment levels and other factors. Atrium Reinsurance

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Fleet Management Services Segment Metrics — (average units in thousands) For the three months ended June 30, 2009 For the three months ended June 30, 2008 % Change Leased Vehicles 318 337 (6)% Fuel cards 285 298 (4)% Maintenance Service Cards 277 303 (9)% Accident Management Units 313 324 (3)%